                       SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                                     Item 3

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported):  July 6, 1999


                     SANCTUARY WOODS MULTIMEDIA CORPORATION

             (Exact name of registrant as specified in its charter)


DELAWARE                               0-21510                75-2444109
(State or other jurisdiction   (Commission File Number)      (IRS Employer
    of incorporation)                                        Identification No.)
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1250 45/TH/ STREET, SUITE 350, EMERYVILLE, CALIFORNIA          94608-2924
  (Address of principal executive offices)                     (Zip Code)


       Registrant's telephone number, including area code: (510)594-3200



INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP


     On July 2, 1999, the Registrant's board of directors determined to file a voluntary petition under Chapter 7 of the US Bankruptcy Code. The voluntary petition was filed on July 6, 1999 in the United States Bankruptcy Court, Northern District of California, Oakland District, Case Number 99-45600. The Bankruptcy Trustee has not yet been appointed. It is unlikely that there will be any assets remaining to distribute to the Registrant's creditors or shareholders. Effective July 6, 1999, the Registrants officers and directors have resigned.

     The Registrant does not intend to file further reports with the SEC.



                                   SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                       SANCTUARY WOODS MULTIMEDIA CORPORATION



Date:  July 6, 1999                    By:  /s/ MICHELLE KRAUS

                                          --------------------------------
                                          Michelle Kraus,
                                          Chairman, President and
                                          Chief Executive Officer